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                                                                  EXHIBIT 99(a)


                         STIPULATION OF DISMISSAL TERMS


     WHEREAS, on June 20, 2000, plaintiffs, Merrill Beck, Lawrence Breuklander and Marvin Glass (collectively, "Plaintiffs") commenced a shareholders' derivative action in the Circuit Court for the Eighth Judicial Circuit, Adams County, Illinois, styled, Merrill Beck, et al. v. Maurice M. Taylor, et al., Cause No. 00-L-30 (the"Litigation"), against defendants Maurice M. Taylor, Jr., Erwin H. Billig, Edward J. Campbell, Albert J. Febbo, Anthony L. Soave, Mitchell
I. Quain and Richard M. Cashin, Jr., (collectively "Defendants") and nominal defendant, Titan International, Inc. ("Titan"); and
     WHEREAS, Tommy Allman ("Intervenor"), on July 10, 2001, filed a petition to intervene as a plaintiff in the Litigation, which was allowed by an order entered on January 2, 2002; and
     WHEREAS, Plaintiffs, Intervenor and their counsel desire to dismiss the Litigation.
     IT IS HEREBY STIPULATED AND AGREED by and among the parties, through their respective counsel of record, as follows:
     1. Plaintiffs and Intervenor will file a Motion for Voluntary Dismissal of the Litigation and proposed Order of Dismissal With Prejudice in the forms attached hereto at Tabs 1 and 2 and dismiss their claims in the Litigation against Titan and Defendants with prejudice. Each party to the Litigation shall bear its own costs, attorneys' fees and litigation expenses.
     2. Plaintiffs, Intervenor and their counsel will return all documents produced by Titan and Defendants in the Litigation within thirty (30) days after the date of the court approval of the dismissal with prejudice. Titan, Defendants and their counsel will return all documents produced by Plaintiffs and Intervenor in the Litigation within thirty (30) days after the date of the court approval of the dismissal with prejudice.

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     3. The law firms of Milberg Weiss Bershad Hynes & Lerach LLP, Cauley Geller
Bowman Coates & Rudman LLP and The David Danis Law Firm, P.C. represent and warrant to Titan and the Defendants that they presently represent no person other than Plaintiffs and Intervenor who has an intent to assert or file any claims against Titan or the Defendants. These firms further represent and warrant that they will not seek out or take any affirmative steps to seek the representation of any person against Titan or any Defendant involving matters related to Titan. Milberg Weiss agrees, on its own behalf and on behalf of its successors, to not represent any stockholder, person or party in litigation against Titan in the future.
     4. Defendants, acting individually, on behalf of their respective successors, and on behalf of Titan, waive and release Milberg Weiss Bershad
Hynes & Lerach LLP, Cauley Geller Bowman Coates & Rudman LLP, (formerly Cauley & Geller LLP), The David Danis Law Firm, P.C. (formerly Carey & Danis, L.L.C.) and Blickhan, Woodworth & Timmerwilke (formerly Lewis, Blickhan, Longlett & Timmerwilke), and each of their respective successors (the "Released Persons") from any and all claims which Defendants could assert arising out of the institution of the Litigation, the Litigation, the claims asserted in the Litigation, or the prosecution of or dismissal of, the Litigation, including all claims for costs, attorneys' fees, litigation expenses and other relief under Illinois Supreme Court Rule 137. Titan, acting on its own behalf and on behalf of its successors, its Board members, and Defendants, release and waive all potential claims against the Released Persons, if any, related to Titan International, Inc., et al. v. George Becker, et al., Cause No. 00-CV-3257 (the "RICO Litigation"). This release does not apply to any person or party other than the Released Persons.

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     5. The Released Persons warrant and represent that they have not indemnified or agreed to indemnify Plaintiffs or Intervenor in the Litigation or any of the defendants in the RICO Litigation as to any existing or potential claims by Titan or any member of the Board of Directors of Titan.
     6. All pending motions filed in the Litigation seeking sanctions, adverse findings or other relief are hereby withdrawn.
     7. Nothing in this Stipulation may be construed as evidence of a concession, waiver, and/or release of Titan's claims in the RICO Litigation that the shareholders' derivative Litigation was frivolous and/or objectively baseless. Titan expressly reserves its claims in the RICO Litigation that the Litigation was instituted for an improper purpose and is frivolous and/or objectively baseless.
     8. Because there is no consideration being given or received by any party to the Litigation, the discontinuance of the Litigation will not substantially affect the interests of the shareholders of Titan or any claim of shareholders pursuant to 805 ILCS Section 5/7.80, and, as such, notice of the proposed dismissal need not be given to the shareholders of Titan.
     9. All parties hereto will jointly seek and urge court approval of this Stipulation. In the event that the dismissal is not approved by the Court, the terms and provisions of the Stipulation shall have no further force and effect.
     10. Neither the Stipulation, nor any act performed or document executed pursuant to or in furtherance of the Stipulation: (i) is or may be deemed to be or may be used as an admission or concession of, or evidence of, any wrongdoing or liability of the Released Persons; or (ii) is or may be deemed to be or may be used as an admission or concession of, or evidence of, any fault or


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omission of, any Released Person, in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal, other than in such proceedings as may be necessary to consummate or enforce the Stipulation, except that the Released Persons may file and use the Stipulation in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
     11. This Stipulation may be amended or modified only by a written instrument signed by counsel to all parties to the Stipulation.
     12. This Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument.
     13. This Stipulation shall be considered to have been entered into, executed and delivered, and to be wholly performed, in the State of Illinois, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with and governed by, the substantive laws of the State of Illinois without giving effect to the Illinois choice of law principles.
     14. This Stipulation constitutes the entire agreement of the parties hereto and no representation, warranties or inducements have been made to any party concerning the Stipulation other than the representations, warranties and covenants contained in the Stipulation. Any term of or provision of this Stipulation that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provision hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

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





         IT IS SO STIPULATED.
  DATED:  May 28, 2003

                                        MILBERG WEISS BERSHAD HYNES & LERACH LLP
                                        WILLIAM S. LERACH
                                        TRAVIS E. DOWNS, III
                                        TOR GRONBORG
                                        AMBER L. ECK

                                                   /s/ William S. Lerach
                                        ----------------------------------------
                                                   WILLIAM S. LERACH**

                                        401 B Street, Suite 1700
                                        San Diego, CA 92101
                                        Telephone:  619/231-1058
                                        Attorneys for Plaintiffs and Intervenor

                                        ** William S. Lerach certifies that he
                                        has authority to sign Stipulation and
                                        for and on behalf of all counsel in the
                                        Litigation for Plaintiffs and
                                        Intervenor, specifically, Cauley Geller
                                        Bowman Coates & Rudman LLP, The David
                                        Danis Law Firm, P.C. and Blickhan,
                                        Woodworth & Timmerwilke.

                                        LEWIS, RICE & FINGERSH, L.C.
                                        JOHN J. GAZZOLI, JR.

                                                   /s/ John J. Gazzoli, Jr.
                                        ----------------------------------------
                                                   JOHN J. GAZZOLI, JR.

                                        500 North Broadway, Suite 2000
                                        St. Louis, MO 63102
                                        Telephone:  314/444-7600
                                        Attorneys for Defendants

                                        SCHMIEDESKAMP ROBERTSON NEU & MITCHELL
                                        BRETT K. GORMAN

                                                   /s/ Brett K. Gorman
                                        ----------------------------------------
                                                   BRETT K. GORMAN

                                        525 Jersey, P.O. Box 1069
                                        Quincy, IL 62306
                                        Telephone:  217/223-3030
                                        Attorneys for Titan


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